UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2017

CNL HEALTHCARE PROPERTIES II, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55777	47-4524619
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 South Orange Avenue, Orlando, FL		32801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (407) 650-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed by CNL Healthcare Properties II, Inc. (referred to herein as “we”, “us”, “our” or the “Company”) to present information about the prior performance of programs sponsored by certain affiliates of CNL Financial Group, LLC, the Company’s sponsor, and their principal, James M. Seneff, Jr. This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-206017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on the 13th day of April, 2018

CNL Healthcare Properties II, Inc.

By:	/s/ Ixchell C. Duarte
IXCHELL C. DUARTE
Chief Financial Officer and Treasurer

PRIOR PERFORMANCE TABLES

As used herein, the terms “we,” “our,” “us,” and the “Company” refer to CNL Healthcare Properties II, Inc.

The information in this report contains certain relevant summary information concerning certain prior public real estate programs sponsored directly or indirectly by CNL Financial Group, Inc., the parent of our sponsor, or its founder, James M. Seneff, Jr., our sponsor and their affiliates (collectively, the “CNL Prior Public Real Estate Programs”). The CNL Prior Public Real Estate Programs include CNL Lifestyle Properties, Inc. and CNL Healthcare Properties, Inc., which were each formed to invest primarily in income-oriented commercial real estate and real estate-related assets and focused primarily in lifestyle properties and seniors housing and healthcare properties, respectively. The CNL Prior Public Real Estate Programs also include CNL Growth Properties, Inc., which was formed to invest primarily in growth-oriented commercial real estate and focused primarily on multifamily development, and Global Income Trust, Inc., which was formed to invest in income oriented commercial real estate and real estate-related assets on a global basis.

Upon request, we will provide, without charge, a copy of the most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission for CNL Lifestyle Properties, Inc., CNL Healthcare Properties, Inc., Global Income Trust, Inc., and CNL Growth Properties, Inc., as well as a copy, for a reasonable fee, of the exhibits filed with such reports.

The CNL Prior Public Real Estate Programs described in the following tables are considered by our sponsor to have investment objectives similar to ours. Our sponsor considers programs that aim to preserve and protect investors’ capital, provide stable cash distributions and generate capital appreciation to have investment objectives similar to those of our Company. Prospective investors should read these tables carefully, together with the summary information set forth in the “Prior Performance Summary” section of our Registration Statement on Form S-11 (File No. 333-206017).

THE INFORMATION IN THIS REPORT AND THE TABLES INCLUDED HEREIN SHOULD NOT BE CONSIDERED AS INDICATIVE OF HOW WE WILL PERFORM. THIS DISCUSSION REFERS TO THE PERFORMANCE OF CNL PRIOR PUBLIC REAL ESTATE PROGRAMS SPONSORED BY THE PARENT OF OUR SPONSOR OR ITS AFFILIATES OVER THE PERIODS LISTED THEREIN. IN ADDITION, THE TABLES INCLUDED WITH THIS REPORT (WHICH REFLECT RESULTS OVER THE PERIODS SPECIFIED IN EACH TABLE) DO NOT MEAN THAT WE WILL MAKE INVESTMENTS COMPARABLE TO THOSE REFLECTED IN SUCH TABLES. IF YOU PURCHASE SHARES IN OUR COMPANY, YOU WILL NOT HAVE ANY OWNERSHIP INTEREST IN ANY OF THE CNL PRIOR PUBLIC REAL ESTATE PROGRAMS DESCRIBED IN THE TABLES (UNLESS YOU ARE ALSO AN INVESTOR IN THOSE PROGRAMS).

YOU SHOULD NOT CONSTRUE INCLUSION OF THE FOLLOWING INFORMATION AS IMPLYING IN ANY MANNER THAT WE WILL HAVE RESULTS COMPARABLE TO THOSE REFLECTED IN THE INFORMATION HEREIN BECAUSE THE TYPE OF INVESTMENT, YIELD GENERATED AND CASH AVAILABLE FROM OPERATIONS, AS WELL AS OTHER FACTORS, COULD BE SUBSTANTIALLY DIFFERENT FOR OUR INVESTMENTS.

All information contained in the Tables in this report is as of December 31, 2017, unless otherwise noted. The following tables are included herein:

Table I	—	Experience in Raising and Investing Funds
Table II	—	Compensation to Sponsor
Table III	—	Operating Results of Prior Programs
Table IV	—	Results of Completed Programs
Table V	—	Sales or Disposals of Properties

TABLE I

EXPERIENCE IN RAISING AND INVESTING FUNDS

Table I presents information showing the experience of our sponsor and its affiliates in raising and investing funds for the CNL Prior Public Real Estate Programs with investment objectives similar to ours that have closed offerings since January 1, 2015. Also set forth is the timing and length of these offerings, as well as, information pertaining to the time period over which the proceeds have been invested. All figures are as of December 31, 2017, except as otherwise noted.

CNL Healthcare Properties, Inc.(1)
Dollar amount offered	$3,000,000,000

Dollar amount raised	$1,666,046,000

Length of offering (in months)	1st offering: 43 2nd offering: 8
Months to invest 90% of amount available for investment measured from date of offering	1st offering: 44 2nd offering: 8

FOOTNOTE:

(1)	The amounts shown for CNL Healthcare Properties, Inc. (“CHP”) represent the results of CHP’s initial offering, which closed on January 30, 2015, and its follow-on offering, which closed September 30, 2015.

Past performance is not necessarily indicative of future results.

TABLE II

COMPENSATION TO SPONSOR

Table II presents information showing aggregate payments to affiliates from CNL Prior Public Real Estate Programs with investment objectives similar to ours that have closed offerings since January 1, 2015, as well as aggregate payments by other CNL Prior Public Real Estate Programs in the most recent three years. All figures represent cumulative amounts as of December 31, 2017, unless otherwise noted.

	Programs with
	Offerings that
	Closed Since
	January 1, 2015		Other Programs
	CNL Healthcare		CNL Growth	Global Income	CNL Lifestyle
	Properties, Inc. (1)		Properties, Inc. (2) (8)	Trust, Inc. (3)	Properties, Inc. (4) (9)
Date offering commenced	6/27/2011 and 2/2/2015		10/09/2009 and 8/19/2013	4/23/2010	4/16/2004, 4/04/2006 and 4/09/2008
Dollar amount raised (10)	$1,666,046,000		$208,348,000	$83,748,000	$3,203,159,000

Amounts paid to sponsor from proceeds of offering and debt financing:
Underwriting fees	$98,472,000		$—	$—	$—
Acquisition fees and expenses:
Real estate commissions	—		—	—	—
Advisory fees	58,542,000		684,000	—	—
Other (5)	7,326,000		1,411,000	—	—
Reimbursement of offering costs	20,501,000		—	—	—
Dollar amount of cash generated from operations before deducting payments to sponsor	381,625,000	(7)	13,392,000	2,764,000	235,802,000
Amounts paid to sponsor from operations: (6)
Asset management fees	83,788,000		5,144,000	—	34,626,000
Property management fees	14,917,000		113,000	235,000	—
Reimbursement of operating expenses	23,956,000		2,596,000	70,000	11,418,000
Dollar amount of property sales and refinancing before deducting payments to sponsor:
Cash	504,790,000	(7)	578,507,000	115,973,000	2,113,310,000
Amounts paid to sponsor from property sales and refinancing:
Disposition fees	951,000	(7)	—	—	—
Financing coordination fees	4,373,000		—	—	—

FOOTNOTES:

(1)	The amounts shown for CHP represent the combined results of CHP’s initial offering, which closed on January 30, 2015, and its follow-on offering, which closed September 30, 2015. Subsequent amounts offered and raised under CHP’s distribution reinvestment plan are not included in the dollar amount raised presented above.
(2)	The amounts shown for CNL Growth Properties, Inc. (“CGP”) represent the combined results of CGP’s initial offering, which closed on April 7, 2013, and follow-on offering, which closed April 11, 2014. Amounts for 2016 only included amounts through the seven months ending July 2016, before liquidation accounting was effective. On August 4, 2016, CGP obtained its stockholders’ approval of a plan of liquidation and dissolution authorizing CGP to undertake an orderly liquidation. In an orderly liquidation, CGP sold all of its remaining assets, paid all of its known liabilities, provided for the payment of its unknown or contingent liabilities, distributed its remaining cash to its stockholders as liquidating distributions, wound its operations and dissolved CGP in accordance with Maryland law. As a result of its stockholders’ approval of a plan of liquidation in August 2016, CGP adopted the liquidation basis of accounting effective August 1, 2016.

Past performance is not necessarily indicative of future results.

(3)	The amounts shown for Global Income Trust, Inc. (“GIT”) represent the results of GIT’s initial offering, which closed on April 23, 2013. Amounts for 2015 only include amounts for the nine months September 30, 2015, GIT’s last public filing prior to its dissolution in December 2015.
(4)	The dollar amount raised for CNL Lifestyle Properties, Inc. (“CLP”) represents the combined amount of its three offerings, which all closed prior to January 1, 2014. Subsequent amounts offered and raised under CLP’s distribution reinvestment plan are not included in the dollar amount raised presented above.
(5)	The amounts shown include reimbursements to affiliates of the sponsor of acquisition expenses paid on behalf of the program, as well as, any asset management and construction management fees paid to affiliates of the sponsor that were capitalized in accordance with generally accepted accounting principles (“GAAP”).
(6)	The amounts presented in the table represent cash amounts paid to the sponsor and its affiliates. The advisors of GIT and CHP have agreed, in certain circumstances, to accept restricted shares in lieu of cash in payment for up to the full amount of asset management fees and operating-related personnel expenses, and in the case of CHP, property management fees. In general, such amount is equal to the positive excess, if any, of stockholder cash distributions in excess of modified funds from operations of the applicable real estate investment trust (“REIT”). In general, restricted shares issued to the advisors are forfeitable and will not vest until certain events occur, such as the occurrence of a listing of the applicable REIT’s common stock, a merger, a sale of all or substantially all of the applicable REIT’s assets, or another liquidity or exit event occurs which generates for the shareholders above a stated amount. Since the lowest possible value that may ultimately be realized for these shares is zero, no value is assigned at issuance, and as the shares are not vested they are treated as unissued for financial reporting purposes.
As of December 31, 2017, approximately 1.3 million restricted shares had been issued to CHP’s advisor by CHP related to such agreements and remain outstanding.
Through September 30, 2015, approximately 0.3 million restricted shares were issued to GIT’s advisor by GIT related to such agreements. These shares were forfeited in connection with GIT’s liquidation as the vesting criteria were not met.
(7)	CHP paid disposition fees related to the sale of CHP’s interest in an unconsolidated joint venture and the sale of real estate.
(8)	Amounts for 2016 only include cash generated from operations for the seven months ended July 31, 2016 due to CGP adopting the liquidation basis of accounting effective August 1, 2016, as described in Note 2.
(9)	In March 2017, the stockholders for CLP approved a plan of liquidation and dissolution of the company. Therefore, effective March 31, 2017, CLP adopted liquidation basis of accounting. Amounts for 2017 represent amounts for the three months ended March 31, 2017 due to CLP adopting the liquidation basis of accounting effective March 31, 2017.
(10)	Dollar amounts raised represent the aggregate amount raised from the inception of each CNL Prior Public Real Estate Program.

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS

Table III presents balance sheet information and the operating results for the three years ended December 31, 2017 of CNL Prior Public Real Estate Programs with investment objectives similar to ours and whose offering closed during the five years ended December 31, 2017, unless otherwise noted.

CNL GROWTH PROPERTIES, INC. (1)

	Year Ended December 31,	Seven Months Ended July 31,
	2015 (2) (4)	2016 (3)
Selected Operating Results
Total revenues	$32,947,000	$21,203,000
Operating expenses	33,734,000	22,355,000
Operating loss	(787,000)	(1,153,000)
Interest expense, net of amount capitalized	5,127,000	4,197,000
Income from discontinued operations	26,557,000	—
Gain on easement and sale of real estate	61,812,000	40,918,000
Net income attributable to noncontrolling interests	51,359,000	21,932,000
Net income attributable to CGP stockholders	30,902,000	13,531,000
Summary Statements of Cash Flows
Net cash provided by operating activities	$5,241,000	$297,000
Net cash provided by investing activities	81,757,000	56,409,000
Net cash used in financing activities	(115,674,000)	(24,303,000)
Amount and Source of Distributions to Stockholders (5)
Special distributions paid in cash to stockholders (5)	$67,579,000	$—	(8)

Total cash distributions	$67,579,000	$—	(8)

Source of cash distributions - GAAP basis (per $1,000 invested): (5)(6)
From operations	$—	$—
From sales (5)	225	—	(8)
From other sources (financing or offering proceeds)	75	—

Total cash distributions per $1,000 invested	$300	$—	(8)

	At December 31,	At July 31,
	2015	2016
Summary Balance Sheet
Total assets (before depreciation and amortization)	$454,354,000	$—	(9)
Total assets (after depreciation and amortization)	440,483,000	—	(9)
Total liabilities	292,594,000	—	(9)
Estimated Value per Share (7)	$8.65	$8.65	(10)

FOOTNOTES:

(1)	CNL Growth Properties, Inc. commenced operations in April 2010. CGP acquired and operated growth oriented real estate assets, and in particular, focused primarily on multifamily development properties. During 2017, CGP sold all of its properties and completed its legal dissolution.
(2)	In September 2015, CGP engaged a financial advisor to assist its management and board of directors with exploring strategic alternatives for future stockholder liquidity, including opportunities to merge with another company, the listing of its common stock on a national securities exchange, or the sale of all of its assets.
(3)	In August 2016, the stockholders of CGP approved a plan of liquidation and dissolution of the company. Therefore, effective August 1, 2016, CGP adopted liquidation basis of accounting. The Selected Operating Results and Summary Statements of Cash Flows presented are for the seven months ended July 31, 2016.

Past performance is not necessarily indicative of future results.

(4)	Amounts included in the table above for Selected Operating Results and Statements of Cash Flows agree with audited GAAP financial information included in CGP’s Annual Report on Form 10-K for the year ended December 31, 2015.
(5)	During the year ended December 31, 2015, CGP’s board of directors declared two special cash distributions totaling $3.00 per share of common stock (the “Special Cash Distributions”). The Special Cash Distributions were paid in cash and were funded from the proceeds of refinancing and asset sales that occurred during 2015.
(6)	Amounts presented in table above regarding distribution data per $1,000 invested represent information related to cash distributions.
(7)	The estimated value per share presented above represents amounts reported by CGP in its Annual Reports on Form 10-K for the years ended December 31, 2015 and 2016, respectively. The estimated value per share of $8.65 for the year ended December 31, 2015, reflected the Special Cash Distributions for which distributions in the aggregate amount of $3.00 per share of common stock were paid to stockholders during 2015.
(8)	There were no distributions during the seven months ended July 31, 2016. Subsequent to CGP obtaining its stockholders’ approval for its plan of dissolution, its board of directors declared liquidating distributions totaling approximately $104.7 million, or $4.65 per share of common stock. The liquidating distributions were paid in cash in 2016 and were funded from the proceeds of asset sales during 2016.
(9)	On August 1, 2016, after the approval of the plan of dissolution, CGP adopted liquidation basis of accounting which now requires a statement of net assets.
(10)	After the approval of the plan of dissolution, CGP’s estimated value per share as of December 31, 2016 was $5.01 per share.

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS

GLOBAL INCOME TRUST, INC.(1)

Nine Months Ended September 30,
2015 (2)
Selected Operating Results (2) (3)
Total revenues	$8,061,000
Operating expenses, net of expense support	8,189,000
Operating loss	(128,000)
Interest expense	2,535,000
Income from discontinued operations	301,000
Net loss	(2,258,000)
Summary Statements of Cash Flow (2) (3)
Net cash provided by operating activities	$2,459,000
Net cash provided by investing activities	10,137,000
Net cash used in financing activities	(4,688,000)
Amount and Source of Distributions to Stockholders
Distributions paid in cash to stockholders and not reinvested through distribution reinvestment plan	$3,632,000
Distributions paid in cash to stockholders and reinvested through distribution reinvestment plan	—

Total cash distributions	$3,632,000

Source of cash distributions - GAAP basis (per $1,000 invested) (4):
From operations (5)	$30
From sales	—
From other sources (financing or offering proceeds)(6)	14

Total cash distributions per $1,000 invested	$44

At September 30,
2015
Summary Balance Sheet
Total assets (before depreciation and amortization)	$112,361,000
Total assets (after depreciation and amortization)	89,584,000
Total liabilities	57,604,000
Estimated Value per Share(7)	$7.43

FOOTNOTES:

(1)	Global Income Trust, Inc. commenced operations in October 2010. GIT was formed to own and operate a portfolio of income-oriented commercial real estate and real estate-related assets on a global basis. GIT owned nine retail and industrial properties, including five properties in Germany, which were leased on a triple net basis. During 2015, GIT sold all of its properties and completed its legal dissolution.
(2)	Amounts included in the table for 2015 represent results for the nine months ended September 30, 2015.
(3)	Amounts included in the table above for Selected Operating Results and Summary Statements of Cash Flow for the nine months ended September 30, 2015 agree with unaudited GAAP financial information included in GIT’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2015.
(4)	Distribution data per $1,000 invested on a GAAP basis was computed based on the total actual cash distributions declared including amounts reinvested and weighted average shares outstanding during each period presented.

Past performance is not necessarily indicative of future results.

(5)	Cash flows from operating activities calculated in accordance with GAAP are not necessarily indicative of the amount of cash available to pay distributions. For example, GAAP requires that the payment of acquisition fees and costs be classified as a use of cash in operating activities in the statement of cash flows, which directly reduces the measure of cash flows from operations. However, acquisition fees and costs were paid for with proceeds from GIT’s offering and/or debt financings as opposed to operating cash flows.
(6)	GIT funded certain amounts, such as acquisition fees and expenses which were expensed for GAAP purposes, from proceeds it received from its common stock offering. Because these amounts are included as a deduction in calculating net income, they are treated as being funded with cash from operations in GIT’s statement of cash flows for GAAP reporting purposes, regardless of the actual funding source of such amounts. Therefore, cash distributions paid in excess of cash flows from operating activities are considered funded from other sources (i.e., offering proceeds) for GAAP purposes. Amounts presented above as cash distributions funded from other sources represent the amount of distributions paid in excess of net cash provided by operating activities on a GAAP basis and, therefore, do not take into consideration operating expenses that were specifically funded from equity and/or financing sources of capital but are treated as paid from operations.
(7)	In December 2015, GIT sold its remaining assets and paid a liquidating distribution of $7.01 for each outstanding share of the company’s common stock.

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS

CNL HEALTHCARE PROPERTIES, INC. (1)

	Years Ended December 31,
	2015	2016	2017
Selected Operating Results (2)
Total revenues	$300,525,000	$377,055,000	$398,416,000
Operating expenses	324,833,000	365,908,000	367,361,000
Operating income (loss)	(24,308,000)	11,147,000	31,055,000
Interest expense and loan cost amortization	42,969,000	58,317,000	66,193,000
Gain on sale of real estate	—	15,415,000	—
Equity in earnings (loss) of unconsolidated entities	(596,000)	258,000	403,000
Net loss attributable to CHP stockholders	(68,055,000)	(31,667,000)	(25,962,000)
Summary Statements of Cash Flows (2)
Net cash provided by operating activities	$43,517,000	$74,531,000	$75,246,000
Net cash used in investing activities	(951,227,000)	(99,443,000)	(64,545,000)
Net cash provided by (used in) financing activities	884,811,000	16,941,000	(7,248,000)
Amount and Source of Distributions to Stockholders
Distribution paid in cash to stockholders and not reinvested through distribution reinvestment plan	$26,373,000	$31,454,000	$34,512,000
Distribution paid in cash to stockholders and reinvested through distribution reinvestment plan	36,828,000	42,554,000	43,220,000
Stock distributions (3)	— (3)	— (3)	— (3)

Total cash distributions	$63,201,000	$74,008,000	$77,732,000

Source of cash distributions - GAAP basis (per $1,000 invested): (4)
From operations	$28	$42	$43
From sales	—	—	—
From other sources (financing or offering proceeds)	13	—	—

Total cash distributions per $1,000 invested	$41	$42	$43

	At December 31,
	2015	2016	2017
Summary Balance Sheet (2)
Total assets (before depreciation and amortization)	$3,022,871,000	$3,134,119,000	$3,208,852,000
Total assets (after depreciation and amortization)	2,831,169,000	2,827,692,000	2,793,541,000
Total liabilities	1,572,067,000	1,672,875,000	1,740,881,000
Estimated Value per Share (5)	$9.75	$10.04	$10.32

FOOTNOTES:

(1)	CNL Healthcare Properties, Inc. commenced operations in October 2011. CHP’s investment focus is on acquiring a diversified portfolio of healthcare real estate or real estate-related assets, primarily in the United States, within the seniors housing, medical office, post-acute care and acute care asset classes. As of December 31, 2017, CHP had investments in 138 consolidated real estate properties and investments in 5 real estate properties through an unconsolidated joint venture.
(2)	Amounts included in the table above for Selected Operating Results, Statements of Cash Flow and Summary Balance Sheet agree with audited GAAP financial information included in CHP’s Annual Report on Form 10-K for the year ended December 31, 2017, 2016 and 2015, respectively.

Past performance is not necessarily indicative of future results.

(3)	During the periods presented in the table above, in addition to a cash distribution to stockholders, CHP’s board of directors authorized a stock distribution for each outstanding share of common stock equal to an annualized distribution rate of 0.03 (i.e., 3%) of a share. CHP discontinued declaring stock distributions in September 2015 upon closing its follow-on offering. For the year ended December 31, 2015, CHP declared and issued stock distributions to investors totaling 3,196,000 shares. No cash was used to pay these stock distributions. CHP did not declare or issue stock distributions for the years ended December 31, 2017 and 2016.
(4)	Distribution data per $1,000 invested on a GAAP basis was computed based on the total actual cash distributions declared including amounts reinvested and weighted average number of shares outstanding during each period presented, including weighted average stock distributions based on issue dates. See Note 3 for additional information on CHP’s stock distributions issued during the periods presented.
(5)	The estimated value per share presented above represents amounts reported by CHP in its Annual Reports on Form 10-K for the year ended December 31, 2017, 2016 and 2015, respectively.

Past performance is not necessarily indicative of future results.

TABLE IV

RESULTS OF COMPLETED PROGRAMS

Table IV presents summary information on the results of CNL Prior Public Real Estate Programs with investment objectives similar to ours that have completed operations during the ten years ended December 31, 2017.

Program Name	Global Income Trust, Inc.	CNL Growth Properties, Inc.	CNL Lifestyle Properties, Inc.
Date of Program Closing or Occurrence of Liquidity Event	12/11/2015 (1)	10/17/2017 (2)	12/8/2017 (3)
Duration of Program (months)	62	90	162
Dollar Amount Raised	$83,748,000	$208,348,000	$3,203,159,000
Annualized Return on Investment (4)	(1.8%)	5.4%	(1.2%)
Median Annual Leverage (5)	61%	35%	18%

FOOTNOTES

(1)	Global Income Trust, Inc. was a REIT that primarily invested in income-oriented commercial real estate and real estate assets on a global basis. On December 11, 2015, Global Income Trust, Inc. sold its remaining properties to Griffin Capital Corporation. The annualized return presented above includes the value of the consideration received through the date of the final liquidating distribution.
(2)	CNL Growth Properties, Inc. was a REIT that primarily invested in growth oriented real estate assets, and in particular, focused on multifamily development properties. On September 29, 2017, CNL Growth Properties, Inc. sold its last property and in October 2017, CNL Growth Properties, Inc. declared its final cash distribution to holders of record of its common stock as of close of business on October 17, 2017. The annualized return presented above includes the value of the consideration received through the date of the final liquidity distribution.
(3)	CNL Lifestyle Properties, Inc. was a REIT that primarily invested in lifestyle properties that were primarily leased on a long-term, triple net or gross basis. On April 6, 2017, CNL Lifestyle Properties, Inc. sold its last 36 properties and in December 2017, CNL Lifestyle Properties, Inc. declared its final cash distribution to holders of record of its common stock as of close of business on December 8, 2017. The annualized return presented above includes the value of the consideration received through the date of the final liquidating distribution.
(4)	Annualized return on investment was calculated as (a) the difference between the aggregate amounts distributed to investors and invested by investors, divided by (b) the aggregate amount invested by investors, divided by (c) the number of years from the applicable registrant’s initial receipt of offering proceeds to the liquidity event. The aggregate amount distributed to investors includes distributions paid during the offering and the value of consideration received at the time of the liquidity event.
(5)	Median annual leverage was calculated using each program’s consolidated debt as a percentage of its consolidated assets as presented in its audited financial statements as of the end of each calendar year or interim period it was operational.

Past performance is not necessarily indicative of future results.

TABLE V

SALES OR DISPOSALS OF PROPERTIES

Table V presents summary information on dispositions of properties by the CNL Prior Public Real Estate Programs with investment objectives similar to ours during the three years ended December 31, 2017.

					Selling Price, Net of Closing Costs and GAAP Adjustments					Costs of Properties Including Closing and Soft Costs
Property	Date Acquired		Date of Sale		Cash received net of closing costs	Mortgage balance at time of sale	Purchase money mortgage taken back by program	Adjustments resulting from application of GAAP	Total	Original mortgage financing	Total acquisition cost, capital improvements, closing and soft costs	Total	Excess (deficiency) of property operating cash receipts over cash expenditures (1)
CNL Lifestyle Properties, Inc.:
Senior Housing (38 Properties) (2)		(3)		(4)	631,993,000	151,477,000	—	—	783,470,000	—	622,952,000	622,952,000	98,002,000
Elitch Gardens (2) Denver, CO	4/6/2007		6/5/2015		140,412,000	—	—	—	140,412,000	—	132,804,000	132,804,000	59,252,000
Great Wolf Lodge (2 Properties) (2)	8/6/2009		11/23/2015		61,398,000	—	—	—	61,398,000	58,675,000	46,522,000	105,197,000	36,389,000
Coco Key Water Resort (2) Orlando, FL	5/28/2008		11/18/2015		14,446,000	—	—	—	14,446,000	—	53,046,000	53,046,000	5,567,000
The Omni Mount Washington Resort and Bretton Woods Ski Area (2) Bretton Woods, NH	7/23/2006		12/1/2015		88,861,000	—	—	—	88,861,000	—	121,870,000	121,870,000	40,962,000
Marinas (12 Properties) (2)		(5)		(6)	55,563,000	—	—	—	55,563,000	—	134,716,000	134,716,000	71,332,000
Marinas (5 Properties) (2)		(7)		(6)	46,013,000	—	—	—	46,013,000	—	70,961,000	70,961,000	34,592,000
Granby Unimproved Land (2) Granby, CO	10/29/2009		6/10/2016		4,319,000	—	—	—	4,319,000	—	52,692,000	52,692,000	(905,000)
Intrawest Venture (2)	4/1/2016	(8)	10/28/2016	(9)	97,849,000	—	—	—	97,849,000	—	98,571,000	98,571,000	4,429,000
Ski and Attractions Portfolio (2) (36 Properties)		(10)	4/6/2017		832,752,000	—	—	—	832,752,000	247,206,000	1,221,406,000	1,468,612,000	1,093,083,000

Past performance is not necessarily indicative of future results.

			Selling Price, Net of Closing Costs and GAAP Adjustments					Costs of Properties Including Closing and Soft Costs
Property	Date Acquired	Date of Sale	Cash received net of closing costs	Mortgage balance at time of sale	Purchase money mortgage taken back by program	Adjustments resulting from application of GAAP	Total	Original mortgage financing	Total acquisition cost, capital improvements, closing and soft costs	Total	Excess (deficiency) of property operating cash receipts over cash expenditures (1)
CNL Growth Properties, Inc.:
Long Point Charleston, SC	5/20/2011	1/15/2015	54,435,000	—	—	—	54,435,000	21,244,000	8,243,000	29,487,000	5,087,000
Crescent Crosstown Tampa, FL	3/27/2012	10/5/2015	57,381,000	—	—	—	57,381,000	26,448,000	9,914,000	36,362,000	4,434,000
Crescent Cool Springs Nashville, TN	6/28/2013	12/8/2015	59,501,000	—	—	—	59,501,000	27,772,000	12,083,000	39,855,000	269,000
Alexander Village Charlotte, NC	11/27/2012	9/29/2015	51,645,000	—	—	—	51,645,000	25,285,000	9,008,000	34,293,000	284,000
REALM Patterson Place Durham, NC	6/27/2013	6/22/2016	59,423,000	—	—	—	59,423,000	26,581,000	12,350,000	38,931,000	2,339,000
Aura Castle Hills Lewisville, TX	11/30/2012	6/29/2016	50,466,000	—	—	—	50,466,000	24,438,000	9,657,000	34,095,000	4,311,000
Whitehall Charlotte, NC	2/24/2012	8/1/2016	50,739,000	—	—	—	50,739,000	22,275,000	7,276,000	29,551,000	6,275,000
Aura Grand Katy, TX	12/20/2012	10/26/2016	40,703,000	—	—	—	40,703,000	21,470,000	9,927,000	31,397,000	4,216,000
Crescent Gateway Altamonte Springs, FL	1/31/2014	11/30/2016	48,556,000	—	—	—	48,556,000	28,349,000	10,168,000	38,517,000	(404,000)
City Walk Roswell, GA	11/15/2013	12/1/2016	75,557,000	—	—	—	75,557,000	30,985,000	14,702,000	45,687,000	2,816,000
Oxford Square Hanover, MD	3/7/2014	2/28/2017	65,258,000	—	—	—	65,258,000	35,186,000	15,274,000	50,460,000	1,200,000

Past performance is not necessarily indicative of future results.

					Selling Price, Net of Closing Costs and GAAP Adjustments						Costs of Properties Including Closing and Soft Costs
Property	Date Acquired		Date of Sale		Cash received net of closing costs		Mortgage balance at time of sale	Purchase money mortgage taken back by program	Adjustments resulting from application of GAAP	Total	Original mortgage financing	Total acquisition cost, capital improvements, closing and soft costs	Total	Excess (deficiency) of property operating cash receipts over cash expenditures (1)
Aura on Broadway Tempe, AZ	12/12/2014		6/19/2017		41,246,000		—	—	—	41,246,000	19,490,000	8,954,000	28,444,000	1,000,000
Premier at Spring Town Center Spring, TX	12/20/2013		6/23/2017		49,348,000		—	—	—	49,348,000	31,261,000	14,278,000	45,539,000	1,892,000
Bainbridge 3200 Suffolk VA	4/30/2015		6/30/2017		14,782,000	(11)	—	—	—	14,782,000	24,467,000	10,603,000	35,070,000	982,000
Aura at The Rim San Antonio, TX	2/18/2014		7/12/2017		47,306,000		—	—	—	47,306,000	27,670,000	12,472,000	40,142,000	1,023,000
Fairfield Ranch Cypress, TX	9/24/2013		7/26/2017		39,578,000		—	—	—	39,578,000	19,769,000	10,926,000	30,695,000	4,315,000
Haywood Reserve Greenville, SC	10/15/2014		9/29/2017		53,244,000		—	—	—	53,244,000	24,580,000	11,667,000	36,247,000	210,000

Global Income Trust, Inc.:
German Properties (5 Properties) (12)(13)		(13)	1/30/2015	(14)	8,328,000		12,695,000	—	—	21,023,000	—	23,815,000	23,815,000	4,888,000
Austin Property (12) Pflugerville, TX	6/8/2011		6/15/2015		2,569,000		—	—	—	2,569,000	—	4,550,000	4,550,000	1,658,000
Office Buildings and Industrial Distribution Facility (3 Properties) (16)		(15)	12/11/2015		37,713,000		54,667,000	—	—	92,380,000	—	92,250,000	92,250,000	28,714,000

CNL Healthcare Properties, Inc.:
Dogwood Forest of Acworth Acworth, GA	12/18/2012		11/29/2016		33,629,000		—	—	—	33,629,000	12,424,000	7,276,000	19,700,000	2,554,000

Past performance is not necessarily indicative of future results.

FOOTNOTES:

(1)	Amounts in this table do not include costs incurred in the administration of the partnership or company, as applicable, not related to the operation of properties.
(2)	In March 2014, CLP engaged a leading global investment banking and advisory firm, to assist management and the board of directors in actively evaluating various strategic opportunities, including the sale of its assets, potential merger opportunities, or the listing of its common stock. CLP sold this asset in connection with evaluating various strategic opportunities.
(3)	The 38 senior housing properties were acquired between August 2011 and September 2014.
(4)	In connection with evaluating various strategic opportunities, CLP sold its entire senior housing portfolio (consisting of 38 properties) to a single third-party buyer, 37 properties were sold in May 2015 and due to an administrative delay, one was sold in September 2015.
(5)	The 12 marinas properties were acquired between December 2006 and May 2010.
(6)	In connection with evaluating various strategic opportunities, CLP entered into an agreement to sell its entire marinas portfolio (consisting of 17 properties) to a single buyer. Of these 17 properties, 12 were sold in November 2015. The remaining five properties experienced administrative delays and were sold between April and May 2016.
(7)	The five marinas were acquired between April 2008 and March 2010.
(8)	April 1, 2016, CLP acquired its co-venture partner’s remaining 20% interest in the Intrawest Venture in accordance with the buy-sell provisions of the Intrawest Venture partnership agreement. As a result of owning a combined 100% controlling interest in the Intrawest Venture, CLP began consolidating the results of operations of the seven ski and mountain lifestyle properties owned by the Intrawest Venture.
(9)	CLP sold all seven ski and mountain lifestyle properties owned by the Intrawest Venture in a single transaction to the same third-party buyer.
(10)	The 36 ski and attraction properties were acquired between December 2005 and April 2014.
(11)	Amount represents the sale price for CGP’s 90% membership interest (the “Membership Interest”) in the Bainbridge Joint Venture, an operating subsidiary of CGP, which owned the Bainbridge 3200 property. The sale price for the Membership Interest would equal the amount that CGP would receive under the Bainbridge Joint Venture limited liability company agreement if the buyer had purchased the property for $44.0 million.
(12)	The sale of these properties was disclosed in GIT’s unaudited Quarterly Report on Form 10-Q for the nine months ended September 30, 2015.
(13)	The five properties were acquired between March and December 2012 and were located in Germany.
(14)	Subsidiaries of GIT, which owned the properties in Germany, sold the properties in January 2015.
(15)	The three properties were acquired between June 2011 and October 2012.
(16)	In December 2015, GIT sold its remaining properties, paid a liquidating distribution to its stockholders and completed its legal dissolution.

Past performance is not necessarily indicative of future results.